                                                                       EXHIBIT 1

                                 NO. 02-04797-H

  ROYAL BODYCARE, INC.                     ) IN THE DISTRICT COURT
                                           )
       Plaintiff,                          )
                                           )
  VS.                                      ) OF DALLAS COUNTY, TEXAS
                                           )
  G. PATRICK FLANAGAN,                     )
  Individually and as Authorized           )
  Agent on Behalf of FLANAGAN              )
  TECHNOLOGIES, INC., FLANAGAN             )
  TECHNOLOGIES, INC. A/K/A OR              )
  D/B/A FLANTECH AND/OR FLANTECH           )
  GROUP AND JOHN LLOYD,                    )
                                           )
      Defendants.                          ) 160TH JUDICIAL DISTRICT

        DEFENDANTS, D. PATRICK FLANAGAN, INDIVIDUALLY AND AS AUTHORIZED
            AGENT ON BEHALF OF FLANAGAN TECHNOLOGIES, INC., FLANAGAN
        TECHNOLOGIES, INC. A/K/A OR D/B/A FLANTECH AND/OR FLANTECH GROUP
                    AND JOHN LLOYD'S, ORIGINAL COUNTER CLAIM

TO THE HONORABLE JUDGE OF SAID COURT:

         COME NOW, D. Patrick Flanagan, Individually and As authorized Agent on Behalf of Flanagan Technologies, Inc., Flanagan Technologies, Inc. a/k/a or d/b/a Flantech and/or Flantech Group and John Lloyd, Defendants and, becoming Counter-Plaintiffs, file this their Original Counter Claim complaining of Royal Body Care, Inc., hereinafter referred to as Counter-Defendant, and, for cause of action against said Counter-Defendant, would respectfully show the Court the following:

                               STATEMENT OF FACTS

                                       I.

          1. Prior to 1996 Counter-Plaintiff, G. Patrick Flanagan ("FLANAGAN"), developed "silica hydride," a compound which has the effect of stabilizing or enhancing the electrical flow and, thereby impeding the oxidation process, in certain cells of the human body.


DEFENDANTS ORIGINAL COUNTER CLAIM       1

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          2. Royal Body Care, Inc. ("RBC") in its Original Petition claims to have become acquainted with Flanagan in July, 1996, "when RBC began purchasing silica hydride from Flanagan and started to market silica hydride." Later, in January, 1997, RBC also claims in its original Petition that it purchased "a large supply of silica hydride from Counter-Plaintiff, Flanagan Technologies, Inc. ("FTI"), to launch a new product line which RBC had developed under the name Microhydrin...."

          3. Flanagan alleges on information and belief that RBC "purchased a small amount of silica hydride from FTI for formulation and testing" and, later, purported to trademark the name "Microhydrin" as part of a plan and scheme to replicate Flanagan's formula for silica hydride so that RBC could manufacture silica hydride itself and would not be required to purchase that product from Flanagan.

          4. While RBC claims that it continued "purchasing silica hydride from FTI until December 16, 1998," Flanagan alleges on information and belief that RBC continued to do so only because it had not been able to successfully duplicate Flanagan's formula for silica hydride.

          5. RBC and Flanagan did enter into a written exclusive license agreement whereby Flanagan agreed to exclusively supply RBC with Flanagan "microclusters" of silica hydride.

          6. Contrary to RBC's claims, the licensing agreement in question did not authorize RBC to attempt to attempt to replicate Flanagan's formula for silica hydride and to market its efforts at replication through its "network of independent distributors."


DEFENDANTS ORIGINAL COUNTER CLAIM       2


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          7. While RBC claims that it registered and trademarked the name
"Microhydrin(TM) "in reliance upon the licensing agreement," Flanagan alleges on information and belief that the registration and trademark of the name "Microhydrin (TM)" was for the purpose of providing a name to the replicated silica hydride product which RBC attempted to manufacture for itself.

          8. Flanagan alleges on information and belief that Flanagan was invited to serve on the RBC Board of Directors, and was elected thereto in March, 2001 in order to lull Flanagan into unwittingly assisting RBC by providing information to RBC concerning silica hydride and the process whereby microclusters could be formulated so that RBC could successfully duplicate same for its own profit.

          9. Predictably, as soon as RBC started making claims that it could replicate Flanagan's silica hydride process and produce silica hydride on its own, RBC's orders to Flanagan for deliveries of silica hydride fell off drastically. In April, 2001, RBC lost its exclusive right to purchase silica hydride from Flanagan which had been granted to it at its request under contract because RBC was not purchasing enough of Flanagan's product.

          10. While RBC claims that it still has a licensing agreement with Flanagan, in actuality the exclusivity provision was an integral condition of the contract and RBC's violation of such condition terminated the licensing agreement upon which RBC has purported to rely in suing Flanagan. After RBC's default in the purchase of sufficient quantity to maintain the exclusivity provisions of said contract, Flanagan's commercial relationship


DEFENDANTS ORIGINAL COUNTER CLAIM       3
with RBC reverted to a "freedom to contract and purchase at will" relationship which did not guarantee RBC any access to Flanagan's silica hydride products.

          11. While RBC continued to pressure Flanagan to provide it with silica hydride products, it also continued its efforts to secretly formulate a knock-off product which would allow it to sell what it claimed to be "silica hydride" which was equal in potency and effectiveness to that manufactured by Flanagan without the necessity of having to pay Flanagan for any product.

          12. The only reason RBC continued efforts, through its sales organization, to promote and market silica hydride which it claimed it purchased from Flanagan, was to trade on, and take advantage of, Flanagan's product's good name and reputation in the alternative health market.

          13. Despite the fact that RBC had no contract with Flanagan prohibiting Flanagan from developing other products, RBC began to threaten Flanagan in the Fall of 2001, when he began to market products which Flanagan named "Megahydrin." Flanagan had no non-competition agreement with RBC and had never agreed as a Director of RBC, or in any other capacity, to refrain from developing and marketing his own products.

          14. While RBC claims Flanagan violated its rights by marketing capsules of silica hydride without RBC's knowledge or consent and in direct competition with RBC, in actuality, Flanagan had every right to market his own product without being subjected to threats or interference by RBC.

          15. On information and belief, Flanagan alleges that some-


DEFENDANTS ORIGINAL COUNTER CLAIM       4
time after the implementation of RBC's scheme to fabricate and concoct its own silica hydride, RBC did manage to formulate an inferior product which it began selling in trade dress under Flanagan's name and identification and began to market RBC's version of silica hydride which was inferior to, and lacked the potency or efficacy of, the silica hydride previously provided by Flanagan to RBC.

           16. Gradually, RBC reduced its purchases from Flanagan to a trickle of what they had once been, but continued to utilize Flanagan's name and trade dress on its own manufactured silica hydride which, when compared to Flanagan's silica hydride, was an adulterated product which did not contain the necessary raw materials (appropriate chemical compounds and processing) to have the level of potency and efficacy of Flanagan's original product.

          17. Flanagan alleges on information belief that as RBC brought its adulterated silica hydride on the market utilizing Flanagan's trade dress and name, various customers around the world began complaining about, and returning, the silica hydride products, claiming they were no longer effective.

          18. As a result of such returns which generated bad publicity Flanagan and FTI have suffered damages which include loss of good will and business standing in the market place as well as past and future lost sales and/or profits.

          19. Flanagan alleges on information and belief that RBC, through its actions, intended to appropriate all of the benefits of silica hydride (the product Flanagan originally developed) to its sole exclusive benefit and intended to trade on Flanagan's


DEFENDANTS ORIGINAL COUNTER CLAIM       5
good will, reputation, and name, and the good reputation of Flanagan's product in the world-wide market so that it could illegitimately increase its profits which it realized on silica hydride sales.

          20. Flanagan, in light of the facts known, to the Counter-Plaintiff, Flanagan and FTI, were forced to take action in an effort to protect the reputation of their 'products. Flanagan received allegedly adulterated products from various distributors including one in Europe which the distributors claimed had been received directly from RBC and which had been sold at retail to customers who had returned the product complaining of lack of potency and efficacy.

          21. Flanagan and FTI received the allegedly-adulterated products from said distributors, tested same, and discovered that the silica hydride product which, according to the distributors, RBC had sold under Flanagan's name and/or Flanagan's trade dress, was adulterated and inferior.

          22. RBC responded to these complaints of adulteration with the claim that it "had successfully copied Flanagan's formulation, no longer needed to buy silica hydride from Flanagan and, in fact, was now marketing a silica hydride superior to Flanagan's...."

          23. Flanagan and FTI allege on information and belief that after facing revolt of its European representatives over the adulteration of Flanagan's product which RBC had "palmed off" as original to the European distributors and customers, RBC elected to file a law suit against Flanagan and FTI and John Lloyd (a co-


DEFENDANTS ORIGINAL COUNTER CLAIM       6

Defendant with Flanagan and FTI in RBC's suit) in an effort to intimidate Flanagan and FTI into allowing wholesale theft, by palming off, of the value of the silica hydride products which had been developed over many years at great cost and expense to Flanagan.

          24. The Original Petition which RBC filed and served on FTI and Flanagan, along with co-Defendant Lloyd, contained numerous claims which are frivolous as well as self-conflicting. For instance, RBC claims:

          24.1. Flanagan and FTI have monopolized the silica hydride market and unfairly shut it out while, at the same time, seeking to permanently enjoin Flanagan or FTI from denying that RBC has developed its own silica hydride (and therefore does not need to make any purchase of the product from the monopolizer Flanagan or FTI.)

          24.2. Complaining that Flanagan or FTI had entered into another exclusive sales agreement with a customer or sales representative which would deprive RBC of access to Flanagan's silica hydride product while admitting that RBC itself had signed and benefited from such an exclusive agreement.

          24.3. Complained that Flanagan had sold raw materials or its products to others at a price lower than he was willing to sell to RBC while claiming RBC has its own source of raw materials through which it can make competitively priced silica hydride products to sell to RBC's own distributors.

          24.4. On information and belief, Flanagan alleges and will prove that Flanagan was led to share the information concerning

DEFENDANTS ORIGINAL COUNTER CLAIM       7


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Flanagan's silica hydride products with RBC based on a special relationship of trust, and confidence, which RBC's representatives induced for the specific purpose of ultimately ripping off Flanagan and FTI by adulterating the silica hydride products and then selling them under Flanagan's and FTI's good name and trade dress and trading thereon to RBC's sole benefit and to Flanagan and FTI's great detriment.

                            FIRST CAUSE OF ACTION --
          UNFAIR COMPETITION - "PALMING OFF" AND ADULTERATION OF GOODS

                                       II.

          1. Counter-Plaintiffs reallege all the allegations contained in Paragraph I as if fully set forth herein.

          2. Counter-Defendant RBC owed a duty to Counter-Plaintiffs to resell Counter-Plaintiffs' products which RBC purchased from Counter-Plaintiffs in unadulterated form. Counter-Defendant also owed Counter-Plaintiffs a duty not to "confuse" any product which Counter-Defendant manufactured with Counter-Plaintiffs' products.

          3. Counter-Defendant breached these duties to Counter-Plaintiffs.

          4. These actions and others of the Counter-Defendant described herein constitute "unfair trade practices and competition" as defined by the case law of this state.

          5. The actions of the Counter-Defendant are the legal and proximate cause of damages suffered by the Counter-Plaintiffs.

          6. Counter-Plaintiffs should recover actual damages against the Counter-Defendant RBC in an amount no less than $15,000,000.00.

DEFENDANTS ORIGINAL COUNTER CLAIM      8

          7. The actions of Counter-Defendant RBC were willful, wanton, intentional, and/or taken in gross disregard of the rights of Counter-Plaintiffs.

          8. Counter-Plaintiffs should recover punitive damages against Counter-Defendant RBC in an amount of no less than $45,000,000.00.

                SECOND CAUSE OF ACTION -- BREACH OF CONTRACT AND
                       REQUEST FOR A DECLARATORY JUDGMENT

                                      III.

          1. Counter-Plaintiffs reallege all the allegations contained in Paragraphs I and II as if fully set forth herein.

          2. Counter-Defendant RBC has demanded that Counter-Plaintiffs supply it with raw materials and with product for resale at the same price as that offered its other competitors. RBC has demanded under its previous contract with Counter-Plaintiffs (which RBC calls a licensing agreement) that Counter-Plaintiffs not grant an exclusive right to sell to any of RBC's competitors.

          3. The previous contract between Counter-Plaintiffs and Counter-Defendant contained an exclusive sales provision which RBC took advantage of and then breached by its own admission.

          4. The demands which RBC has made upon Counter-Plaintiffs in RBC's law suit and by written demand outside of Court, constitute a "breach of contract."

          5. This Court should issue a declaratory Judgment that the contract between RBC and Counter-Plaintiffs terminated upon RBC's admitted breach of the exclusivity provision for sales contained in such contract.

DEFENDANTS ORIGINAL COUNTER CLAIM       9

         6. RBC's unlawful demands under the expired contract with Counter-Plaintiffs have resulted in interference with Counter-Plaintiffs' sale of Counter-Plaintiffs' products to RBC's competitors.

         7. The actions of RBC constitute a breach of contract with Counter-Plaintiffs. This breach of contract by RBC has been the producing cause of damages suffered by Counter-Plaintiffs.

         8. Counter-Plaintiffs should recover actual damages for breach of contact against RBC in an amount of no less than $15,000,000.00.

         9. Counter-Plaintiffs should also recover a reasonable attorney's fee against RBC in an amount of no less than $250,000.00 for the necessity of the preparation, filing, and presentation of this breach of contract claim or claim for declaratory judgment.

              THIRD CAUSE OF ACTION -- FRAUD AND MISREPRESENTATION

                                       IV.

         1. Counter-Plaintiffs reallege all the allegations contained in Paragraphs I, II, and III, as if fully set forth herein.

         2. The actions of RBC carried out through its representatives, agents, and employees, constitute common law fraud and misrepresentation as defined by the case law of this state.

         3. The fraudulent acts of RBC and RBC's misrepresentation were the proximate and legal cause of damages suffered by Counter-Plaintiffs.

         4. Counter-Plaintiffs should recover actual damages against RBC in the amount of no less than $15,000,000.00.



DEFENDANTS ORIGINAL COUNTER CLAIM      10

         5. The actions of RBC were willful, wanton, intentional, and committed in gross disregard of the rights of Counter-Plaintiffs. Counter-Plaintiffs should recover punitive damages against the Counter-Defendant RBC in the amount of no less than $45,000,000.00 to deter RBC from committing such acts in the future.

                   FOURTH CAUSE OF ACTION -- SLANDER AND LIBEL

                                       V.

         1. Counter-Plaintiffs reallege all of the allegations contained in Paragraphs I, II, III, and IV, as if fully set forth herein.

         2. Counter-Plaintiffs allege and will prove that as part of the campaign to adulterate Counter-Plaintiffs' goods and products and to unfairly, unlawfully, and immorally, profit off of Counter-Plaintiffs' good name in the business community marketing such products, RBC through its agents, employees, and representatives, has repeated false statements over the internet and orally to sales representatives of competitors or non-competitors which have damaged the Counter-Plaintiffs' reputation and standing in the business community that such sales representatives serve on a retail or wholesale sales basis.

         3. Such false statements include, but are not limited to the following:

         3.1. Patrick Flanagan without just cause resigned from the Board of Directors of RBC.

         3.2. Patrick Flanagan has engaged in trade mark infringement against RBC.



DEFENDANTS ORIGINAL COUNTER CLAIM      11

         4. Counter-Defendant RBC through its agents, employees, and representatives, had a duty to refrain from spreading libelous and slanderous statements about Counter-Plaintiffs.

         5. Counter-Defendant RBC breached the duty which it owed Counter-Plaintiffs. Counter-Defendant RBC ratified the actions of its employees, representatives, and agents, in spreading such libel and slander and did so as part and parcel to a scheme whereby RBC intended to appropriate the benefits of Counter-Plaintiffs' products unfairly, illegally, and immorally, by adulterating same and by "palming off."

         6. The actions of Counter-Defendant RBC through its agents, employees, and representatives, were the proximate and legal cause of actual damages suffered by Counter-Plaintiffs.

         7. Counter-Plaintiffs should recover actual damages against Counter-Defendant RBC in an amount of no less than $15,000,000.00.

         8. The acts of Counter-Defendant RBC through its agents, representatives, and employees, were willful, wanton, intentional, and taken in gross disregard for the rights of Counter-Plaintiffs. Counter-Plaintiffs should recover punitive damages against Counter-Defendant RBC in an amount of no less than $45,000,000.00 to punish RBC and to deter RBC from committing any such acts in the future.

                       FIFTH CAUSE OF ACTION -- CONSPIRACY

                                       VI.

         1. Counter-Plaintiffs reallege all the allegations contained in Paragraphs I, II, III, IV, and V, as if fully set forth herein.



DEFENDANTS ORIGINAL COUNTER CLAIM      12

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         2. The actions of RBC and certain of its employees, representatives, and agents, which are described in the other Causes of Action listed above, I - IV, constitute the common law tort of conspiracy. The individual conspirators who performed the tortious and other wrongful conduct on behalf of RBC are presently unknown to Counter-Plaintiffs.

         3. Counter-Plaintiffs, after discovery, will add such responsible parties who carried out the conspiracy as Defendants.

         4. Counter-Plaintiffs will seek actual and punitive damages for such acts of conspiracy after the identity of the true perpetrators become known.

                                     PRAYER

         WHEREFORE, ABOVE PREMISES CONSIDERED, Counter-Plaintiffs pray that this Honorable Court entertain this Petition and, after full and final trial on the merits before a jury, that this Court enter Judgment: (1) awarding actual damages against Counter-Defendant RBC in the amount of $15,000,000.00; (2) awarding punitive damages against the Counter-Defendant RBC in the amount of no less than $45,000,000.00; (3) awarding Counter-Plaintiffs a reasonable attorney's fee for successful filing, presentation, and pursuit, of their breach of contract or declaratory judgment claim contained in their Second Cause of Action in the amount of no less than $250,000.00; (4) awarding Counter-Plaintiffs their costs against Counter-Defendant RBC; (5) awarding Counter-Plaintiffs all pre-judgment and post-judgment interest allowed by



DEFENDANTS ORIGINAL COUNTER CLAIM      13

                             NO. 02--04797--H

ROYAL BODYCARE, INC..                            ) IN THE DISTRICT COURT
                                                 )
    Plaintiff,                                   )
                                                 )
VS.                                              ) OF DALLAS COUNTY, TEXAS
                                                 )
C. PATRICK FLANAGAN,                             )
Individually and as Authorized                   )
Agent on Behalf of FLANAGAN                      )
TECHNOLOGIES, INC., FLANAGAN                     )
TECHNOLOGIES, INC. A/K/A OR                      )
D/B/A FLANTECH AND/OR FLANTECH                   )
GROUP AND JOHN LLOYD,                            )
                                                 )
     Defendants.                                 ) H-160TH JUDICIAL DISTRICT

         DEFENDANTS, D. PATRICK FLANAGAN, INDIVIDUALLY AND AS AUTHORIZED
             AGENT ON BEHALF OF FLANAGAN TECHNOLOGIES, INC., FLANAGAN
        TECHNOLOGIES, INC. A/K/A OR D/B/A FLANTECH AND/OR FLANTECH GROUP
             AND JOHN LLOYD'S, MOTION FOR ENLARGEMENT OF TIME WITHIN
            WHICH TO FILE RESPONSE TO PLAINTIFF'S FIRST REQUESTS FOR
                     PRODUCTION AND REQUESTS FOR DISCLOSURE

TO THE HONORABLE JUDGE OF SAID COURT:

         COME NOW, D. Patrick Flanagan, Individually and As authorized Agent on Behalf of Flanagan Technologies, Inc., Flanagan Technologies, Inc. a/k/a or d/b/a Flantech and/or Flantech Group and John Lloyd, hereinafter referred to as Defendants, and file this their Motion to Enlarge Time Within Which to File Responses to Plaintiff's First Requests for Production and First Requests for Disclosure and, in support of said Motion, would show the Court the following:

         1. Previously, Defendants, who are out-of-state residents or domiciliaries were served with process on or about June 18, 2002. Defendants were able to retain a Texas counsel and file an Answer to Plaintiff's Complaint within the period of time for filing an Answer provided by the Texas Rules of Civil Procedure.



DEFENDANTS MOTION TO ENLARGE TIME FOR PRODUCTION   1

         2. Plaintiff moved immediately for a Temporary Injunction and Temporary Restraining Order. Defendant, Patrick Flanagan, traveled to Dallas and attended a Court-ordered mediation at which the parties ultimately agreed to entry of Temporary Orders in an effort to preserve the status quo pending conduct of discovery.

         3. Defendants have had inadequate time to draft their responses to the Plaintiff's First Requests for Disclosure and First Requests for Production. Defendants request that this Court enter an order granting them an enlargement of time to and until September 14, 2002, within which to file their Responses to the Plaintiff's First Requests for Disclosure and First Requests for Production.

         4. This enlargement of time is sought not for the purposes of delay only, but so that Justice may be done.

         WHEREFORE, ABOVE PREMISES CONSIDERED, Defendants pray that this Honorable Court entertain this Motion and, after due consideration of same, that this Court enter an Order: (1) enlarging the time within which the Defendants, Patrick Flanagan and John Lloyd, may file responses to the Plaintiff's First Requests for Production and First Requests for Disclosure to and until September 14, 2002; and (2) granting Defendants such other and further relief, both in law and in equity, to which they may show themselves to be justly entitled.



DEFENDANTS MOTION TO ENLARGE TIME FOR PRODUCTION   2

                                            Respectfully submitted,



                                            /s/ JOE ALFRED IZEN, JR.
                                            ------------------------------------
                                            Joe Alfred Izen, Jr. TBC 10443500
                                            Attorney for Defendants
                                            5222 Spruce
                                            Bellaire, Texas 77401
                                            (713) 668-8815
                                            Fax: (713) 668-9402

                            CERTIFICATE OF CONFERENCE

         This motion is opposed.

                                            /s/ JOE ALFRED IZEN, JR.
                                            ------------------------------------
                                            Joe Alfred Izen, Jr.


                             CERTIFICATE OF SERVICE

         I, Joe Alfred Izen, Jr., certify that a true and correct copy of the foregoing was sent to W. T. Skip Leake/Andrew V. Howard, Texas Health Resources Tower, 611 Ryan Plaza, Drive, Suite 610 (76011) P. O. Box 201785, Arlington, TX 76006-1786, FAX 817-469-7020 by facsimile transmission and/or United States mail, postage prepaid on this the 14th day of August, 2002..



                                                     /s/ JOE ALFRED IZEN, JR.
                                                     ---------------------------
                                                     Joe Alfred Izen, Jr.


FLANAGAN.M2E/TK334



DEFENDANTS MOTION TO ENLARGE TIME FOR PRODUCTION   3

                                  VERIFICATION


STATE OF TEXAS       )
                     )
COUNTY OF HARRIS     )

         BEFORE ME, the undersigned authority, on this day personally appeared Joe Alfred Izen, Jr., known to me to be the attorney for Defendants, who after being by me duly sworn, on his oath, did depose and testify that he had read the foregoing document, that all of the facts contained therein are true and correct and within his own personal knowledge.


                                                   /s/ JOE ALFRED IZEN, JR.
                                                   -----------------------------
                                                   Joe Alfred Izen, Jr.

         SUBSCRIBED AND SWORN TO on this the l4th day of August, 2002, to certify which witness my hand and seal of office.


                                                  /s/ KAREN COOLEY
                                                  ------------------------------
                                                  Notary Public In and For
                                                  The State of Texas

My commission expires:

-----------------------

                                                            [NOTARY PUBLIC SEAL]



DEFENDANTS MOTION TO ENLARGE TIME FOR PRODUCTION   4

                                NO. 02--04797--H
ROYAL BODYCARE, INC.                                 ) IN THE DISTRICT COURT
                                                     )
     Plaintiff,                                      )
                                                     )
VS.                                                  ) OF DALLAS COUNTY, TEXAS
                                                     )
G. PATRICK FLANAGAN,                                 )
Individually and as Authorized                       )
Agent on Behalf of FLANAGAN                          )
TECHNOLOGIES, INC., FLANAGAN                         )
TECHNOLOGIES, INC. A/K/A OR                          )
D/B/A FLANTECH AND/OR FLANTECH                       )
GROUP AND JOHN LLOYD,                                )
                                                     )
    Defendants.                                      ) H-160TH JUDICIAL DISTRICT

                                    ORDER ON
         DEFENDANTS, D. PATRICK FLANAGAN, INDIVIDUALLY AND AS AUTHORIZED
            AGENT ON BEHALF OF FLANAGAN TECHNOLOGIES, INC., FLANAGAN
        TECHNOLOGIES, INC. A/K/A OR D/B/A FLANTECH AND/OR FLANTECH GROUP
             AND JOHN LLOYD'S, MOTION FOR ENLARGEMENT OF TIME WITHIN
            WHICH TO FILE RESPONSE TO PLAINTIFF'S FIRST REQUESTS FOR
                     PRODUCTION AND REQUESTS FOR DISCLOSURE

         BEFORE the Court on this the ____ day of __________, 2002, came on to be heard the Motion of the Defendants, Patrick Flanagan and John Lloyd, to enlarge the time within which to file responses to the Plaintiff's First Requests for Production and First Requests for Disclosure and the Court, after due consideration of same, is of the opinion that relief SHOULD / SHOULD NOT BE GRANTED. It is therefore;

         ORDERED that Defendants, Patrick Flanagan and John Lloyd, ARE / ARE NOT GRANTED an enlargement of time within which to file responses to Plaintiff's First Requests for Production and First Requests for Disclosure to and until September 14, 2002.

         SIGNED on this the ______ day of ___________, 2002.



                                                  ------------------------------
                                                  JUDGE PRESIDING